UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – June 30, 2021

Item 1. Reports to Stockholders.

(a)

ASG
LISTED
NYSE

ALL STAR®
FUNDS

Semi-Annual Report | June 30, 2021

Liberty All-Star® Growth Fund

Contents

1	President’s Letter
5	Table of Distributions and Rights Offerings
6	Top 20 Holdings and Economic Sectors
7	Major Stock Changes in the Quarter
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
12	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•	Access to institutional quality investment managers

•	Objective and ongoing manager evaluation

•	Active portfolio rebalancing

•	A quarterly fixed distribution policy

•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

First and third quarter reports, beginning with the third quarter 2021 report, will be available on the Fund’s website, www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2021

U.S. equity markets were once again positive in the second quarter of 2021, as key indices delivered returns of 8.55 percent for the S&P 500® Index, 5.08 percent for the Dow Jones Industrial Average (DJIA) and 9.68 percent for the NASDAQ Composite Index. More importantly, the second quarter was the fifth straight in which all three indices posted positive returns and the period built on strong first quarter gains to elevate returns for the first half of 2021 to 15.25 percent for the S&P 500®, 13.78 percent for the DJIA and 12.92 percent for the NASDAQ Composite.

All three indices achieved multiple record highs during the quarter, powered by an economy that gained momentum in its recovery from the severe impact of COVID-19. The S&P 500® set the tone by breaking above the 4000 level for the first time on April 1.

An improving employment picture was a major factor in the quarter’s advance. The Labor Department reported the U.S. added 916,000 jobs in March—the best in seven months—and although just 266,000 jobs were added in April the number rebounded to 559,000 in May (and a strong 850,000 in June, reported in early July after the close of the quarter). As April wound down, the government reported the U.S. economy grew at a 6.4 percent annual rate in the first quarter, as more Americans had been vaccinated and consumers benefited from government stimulus checks and more generous unemployment benefits. Other favorable signals in April came from the Institute for Supply Management, which said that its services index jumped in March to its highest since 1997; retail sales, which rose a strong 9.8 percent in March; and comments from the Federal Reserve indicating that it would keep its key Fed funds rate unchanged at near zero. Beyond the domestic economic environment, the World Bank in June upgraded its outlook for growth this year with a prediction of the greatest worldwide growth in five decades. The bank forecast the world economy would expand at 5.6 percent in 2021 compared to -3.5 percent in 2020.

At the same time, there were sufficient cross currents to keep investors watchful, reflected by the many mixed trading days in which the S&P 500® and/or DJIA rose and the NASDAQ declined. One factor was the so-called reopening trade in which economically sensitive cyclical stocks gained and technology stocks that benefited from 2020’s stay-at-home trade declined. Energy stocks were the leading beneficiaries of the rotation, as they generated the highest quarterly returns among the 11 S&P sectors. While investor sentiment was at times mixed, other factors weighed on investors’ thinking, beginning with higher inflation; consumer prices surged in April and May, driving the rate of inflation to a 13-year high. Despite Federal Reserve statements that it did not anticipate raising short-term interest rates until 2023, some investors believed that higher inflation would force an earlier move. Supply chain bottlenecks owing to unexpected jumps in demand—especially for semiconductors—caused shortages.

Reflecting the often mixed but ultimately positive mood that characterized markets in the second quarter, on June 18 stocks ended their worst week since October only to see the benchmark close its best week since February the very next Friday.

Semi-Annual Report (Unaudited) | June 30, 2021	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund delivered mixed results compared with relevant indices and benchmarks for the second quarter and first half of 2021. For the quarter, the Fund returned 8.83 percent with shares valued at net asset value (NAV) with dividends reinvested and 5.42 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 9.50 percent for the quarter while the Russell Growth Benchmark returned 9.04 percent. The Fund’s NAV quarterly return was ahead of the S&P 500 and the DJIA but trailed the NASDAQ Composite.

For the six-month period, the Fund posted an NAV return of 12.35 percent and a market price return of 12.71 percent. These first half returns topped both the Lipper benchmark return of 10.87 percent and the Russell Growth Benchmark return of 11.00 percent. Fund returns trailed the other three widely followed public equity indices mentioned in the previous paragraph.

The shift from growth style stocks to the value style that began in 4Q 2020 continued through the first quarter of 2021 but lost momentum in the second quarter. The large-cap Russell 1000® Growth Index returned 11.93 percent in the second quarter, more than twice that of the 5.21 percent return of its value counterpart. Growth was the stronger performer among mid-caps as well, with the Russell Mid-Cap® Growth Index returning 11.07 percent versus 5.66 percent for the corresponding value index. The exception was small cap stocks, with the Russell 2000® Value Index returning 4.56 percent for the quarter versus 3.92 percent for the corresponding growth index.

Over the second quarter, Fund shares traded in a range from a -1.4 percent discount to underlying NAV to a premium of 14.8 percent. This compares to a premium in the first quarter that ranged from 2.3 percent to 15.2 percent. For the first half, the range went from a discount of -1.4 percent to a 15.2 percent premium.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 to shareholders during the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $15.31 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, the rights offering, which expired on June 28, 2021, was fully subscribed. The Fund issued 10,660,771 shares, which represents the entire 8,528,621 primary subscription shares in the offering, plus 2,132,150 additional shares made available by means of the secondary over-subscription privilege. Since there were not sufficient shares to honor all over-subscription requests, available shares were allocated among those shareholders who over-subscribed based on the number of shares held on the record date. The subscription price per share was $8.21, which represents 95 percent of the average of the closing New York Stock Exchange market price per share on the expiration date and the four preceding trading days. The proceeds of the rights offering were not received and invested until July, but the results are included in this report in conformity with U.S. generally accepted accounting principles (GAAP). We want to take this opportunity to thank shareholders for this expression of support for the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

An Important Note to Shareholders: In the future, first and third quarter shareholder reports will be posted to the Fund’s website and shareholders will no longer be notified or receive the report in print form. This change will take effect with this year’s third quarter report. There will be no change to how the annual and semi-annual reports are distributed to shareholders. Fund shareholder reports and other timely information may be accessed at www.all-starfunds.com.

As is our custom in semi-annual reports, in this publication we include a Q&A with one of the Fund’s three investment managers. This year we feature the Fund’s large-cap growth manager, Sustainable Growth Advisers, and invite shareholders to read the interview, which begins on page 9.

The second quarter extended the rally that took hold a year ago, led first by growth stocks, followed by a rotation to value and then in this quarter a period during which both styles alternately led and lagged. Based on the Fund’s long-term track record, we believe the Fund remains well positioned going forward, as NAV returns with dividends reinvested have outperformed the Fund’s primary benchmark for the past one-, three-, five-, 10- and 20-year periods. We remain focused on maintaining the Fund as a quality, diversified growth portfolio for long-term investors.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2021 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2021	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2021)
Net Asset Value (NAV)^	$8.54
Market Price	$8.89
Premium	4.1%

	Quarter	Year-to-Date
Distributions*	$0.17	$0.33
Market Price Trading Range	$8.30 to $9.31	$8.00 to $9.45
Premium/(Discount) Range	14.8% to -1.4%	15.2% to -1.4%
Performance (Periods ended June 30, 2021)
Shares Valued at NAV with Dividends Reinvested^	8.83%	12.35%
Shares Valued at Market Price with Dividends Reinvested	5.42%	12.71%
Dow Jones Industrial Average	5.08%	13.78%
Lipper Multi-Cap Growth Mutual Fund Average	9.50%	10.87%
NASDAQ Composite Index	9.68%	12.92%
Russell Growth Benchmark	9.04%	11.00%
S&P 500® Index	8.55%	15.25%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2021.

^	Includes adjustments in accordance with U.S. generally accepted accounting principles (GAAP).

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021
1st Quarter	0.16
2nd Quarter	0.17	June	5[1]	8.21
Total	$15.31

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2021	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2021 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	2.01%
Natera, Inc.	1.95
Chegg, Inc.	1.84
Amazon.com, Inc.	1.78
Upstart Holdings, Inc.	1.76
Progyny, Inc.	1.74
Nevro Corp.	1.71
Paylocity Holding Corp.	1.61
Signature Bank	1.58
Ollie's Bargain Outlet Holdings, Inc.	1.55
Visa, Inc.	1.54
UnitedHealth Group, Inc.	1.50
Microsoft Corp.	1.49
Facebook, Inc.	1.36
Generac Holdings, Inc.	1.35
salesforce.com, Inc.	1.32
Zebra Technologies Corp.	1.29
Cerence, Inc.	1.25
Workday, Inc.	1.24
PayPal Holdings, Inc.	1.20
31.07%

Economic Sectors*	Percent of Net Assets
Information Technology	22.37%
Health Care	19.01
Consumer Discretionary	11.86
Industrials	9.55
Financials	8.07
Communication Services	3.34
Real Estate	2.86
Materials	1.29
Consumer Staples	0.91
Energy	0.83
Other Net Assets	19.91
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2021.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/21
Purchases
Apria, Inc.	82,761	82,761
Brooks Automation, Inc.	30,000	30,000
Cerence, Inc.	12,685	43,302
Latham Group, Inc.	52,225	52,225
MYT Netherlands Parent BV	43,250	82,484
Ollie's Bargain Outlet Holdings, Inc.	16,820	68,155
RingCentral, Inc.	11,598	11,598
Sales
Alphabet, Inc.	(433)	1,642
Ebix, Inc.	(37,192)	10,244
Kratos Defense & Security Solutions, Inc.	(49,348)	21,167
Progyny, Inc.	(45,184)	108,969
Signature Bank	(5,876)	23,770
Synopsys, Inc.	(11,500)	0
XPO Logistics, Inc.	(13,322)	0

Semi-Annual Report (Unaudited) | June 30, 2021	7

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 33 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2021 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,175	390	499	50	40	29	119
Percent of Holdings in Top 10	5%	11%	45%	50%	32%	43%	18%
Weighted Average Market Capitalization (billions)	$3.8	$27.3	$795.0	$6.1	$20.9	$429.7	$146.6
Average Five-Year Earnings Per Share Growth	10%	19%	27%	24%	24%	24%	24%
Average Five-Year Sales Per Share Growth	9%	13%	16%	13%	12%	13%	13%
Price/Earnings Ratio*	30x	41x	40x	52x	33x	40x	38x

*	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Kishore D. Rao
Principal and Portfolio Manager
Sustainable Growth Advisers, LP

AT SUSTAINABLE, HOLDING JUST 30 STOCKS FORCES DISCIPLINE IN THE SEARCH FOR VALUATION, GROWTH AND QUALITY

Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term. We recently had the opportunity to talk with Principal and Portfolio Manager Kishore Rao. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

The pillars of Sustainable’s philosophy are quality, growth and valuation. The latter is a concern that has weighed on the equity market this year, particularly large cap growth stocks. Please tell us how you assess valuation as you consider candidates for inclusion in the portfolio and how valuation enters your sell process.

We strongly believe that valuation plays a critical role in growth investing and evaluate it focusing on three different cash flow-based metrics: Enterprise Yield, an Analyst Price Target and a Discounted Cash Flow Model. In the case of Enterprise Yield, which is a shorter-term measure, and the Discounted Cash Flow Model, which is a long-term measure over 10 years, we use a proprietary form of free cash flow called “Cash Flow Available to Shareholders.” This is a more conservative measure that essentially is the amount of cash flow you could take out of the company without negatively affecting the company’s ability to operate as usual. Valuation enters our decision-making process daily as we evaluate the attractiveness of existing holdings versus those that are not owned from our Qualified Company List, or QCL, which is our buy list. Given that we limit our portfolio to holding no more than 30 stocks to force discipline in our evaluation process, we must continually compare the investment opportunity of existing holdings to others on our QCL. Stocks with valuations that are becoming less attractive are replaced with stocks that offer more opportunity over our three- to five-year time horizon.

Semi-Annual Report (Unaudited) | June 30, 2021	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Another investor concern this year is the impact of higher inflation, especially on growth style stocks. Where does Sustainable come down on this point: A legitimate worry? Likely to pass quickly as the economy adjusts post-pandemic? Or possibly something that may become more entrenched? What, if any, portfolio decisions are you making to adapt?

While we do expect inflation and bond yields to firm along with the economic rebound, we also expect inflationary pressures to be largely transitory as supply bottlenecks are resolved and fiscal stimulus that has slowed the return of people to the workforce goes away. The U.S. is also facing the largest decline in fiscal stimulus experienced since 1946 in addition to likely higher tax rates and rising regulatory costs, all of which may serve to slow growth and inflationary pressures. That said, our focus on companies with sustainable competitive advantages and significant pricing power allows the companies we invest in to better manage potential inflationary pressures. We are confident that our portfolio companies are better positioned to protect margins and cash flow generation compared to the average company. Additionally, in mid-2020 when yields on the 10- year Treasury note hit 0.50 percent, which we deemed to be unsustainable, we changed the base discount rate used in our valuation work to the 10-year AA corporate bond yield. We then assign a risk premium on top of this depending on the risks we foresee for each company, taking into account domicile, regulation, currency, inflation and other factors. This practice has helped us to be more conservative in our valuations.

Returning to another pillar—quality—what are your measures of “quality”? Corporate balance sheets are generally strong, demand on both the consumer and industrial sides is reviving—do factors like these raise the bar for quality overall and make it harder to define those 30 to 35 standout companies that comprise Sustainable’s portfolio?

“We define quality in terms of factors that we have found contribute to the predictability and sustainability of a company’s growth over our three- to five-year investment horizon.”

We define quality in terms of factors that we have found contribute to the predictability and sustainability of a company’s growth over our three- to five-year investment horizon. As mentioned previously, pricing power is one of the key characteristics we look for as that allows a company to control its pricing. This strongly benefits a business in times of both low inflation and rising inflation. We also seek businesses that generate recurring revenue streams regardless of the macroeconomic environment, which makes them less prone to cyclical pressures and systemic shocks. We invest in businesses that sell products and services with long-term secular growth opportunities either through selling them more widely across geographic borders or companies with new products or services that will disrupt existing markets. We want our companies to generate significant free cash flow and have strong balance sheets that provide a business greater flexibility and predictability. And finally, we seek management teams with incentives that align them with shareholders and have proven to be good stewards of shareholder capital. These quality factors are a critical part of our process and help us identify companies that offer more sustainable and predictable growth over time.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Give us two examples, from the portion of the Liberty All-Star Growth Fund that you manage, of Sustainable growth stocks—one a long-term hold and the other a recent purchase.

A long-term hold is Autodesk (ADSK), a leading provider of computer-assisted design and provider of software for the architecture and construction sectors as well as the manufacturing and media sectors. The company meets our business quality and sustainable growth criteria while still offering an attractive cash flow-based valuation. The company sources 40 percent of its revenue from the Americas and Europe-Middle East-Africa (EMEA) each and the remainder from the Asia Pacific region. While slightly more exposed to macroeconomic events than most other companies in the portfolio, it offers attractive pricing power derived from the significant learning curve involved in using the product, which makes users less sensitive to small price changes. Autodesk generates a high level of recurring revenues given the critical nature of its products, which reduces the likelihood of clients switching providers, and the company’s transition to a cloud-based model has increased the predictability of its revenues. Autodesk sells to a growing global market where the adoption of its tools is increasing as companies seek to reduce waste and implement designs more efficiently. We also see the use of their software spreading across more industries over time, enhancing its long-term growth opportunities.

A recent addition is MSCI (MSCI), a leading provider of critical decision support tools and services for the global investment community. The company’s products and services help clients design and issue exchange-traded funds (ETFs) and other index-enabled financial products including sustainable investment strategies. This enhances client functions in areas including performance measurement, risk management and environmental-social-governance (ESG) analysis. MSCI generates about 50 percent of its revenues from the Americas, 35 percent from the EMEA region and 15 percent from Asia and Australia. The company provides essential analytics and other services to the investment industry and is deeply embedded in clients’ day-to-day workflow, leading to sticky relationships and consistent pricing power across the majority of its businesses. In addition, its benchmark status creates a wide moat for the company’s index business. As a result of these dynamics, 97 percent of MSCI’s revenue is highly recurring, including more than 75 percent from subscriptions and 20 percent-plus from asset-based fees. Our research indicates long duration growth opportunities for the company from numerous tailwinds, including the globalization of capital markets, ESG, factor-based investing (e.g., volatility, momentum), increased interest in risk analytics, shifts from active to passive investing, increased regulations and the need for improved reporting and analysis in private equity and real estate.

As always, thanks for an informative and insightful interview.

Semi-Annual Report (Unaudited) | June 30, 2021	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (80.09%)
COMMUNICATION SERVICES (3.34%)
Entertainment (1.34%)
Take-Two Interactive Software, Inc.(a)	13,000	$2,301,260
Walt Disney Co.(a)	21,692	3,812,803
		6,114,063
Interactive Media & Services (2.00%)
Alphabet, Inc., Class C(a)	1,642	4,115,377
Facebook, Inc., Class A(a)	14,513	5,046,315
		9,161,692
CONSUMER DISCRETIONARY (11.86%)
Distributors (0.90%)
Pool Corp.	9,000	4,127,940

Diversified Consumer Services (1.49%)
Chegg, Inc.(a)	81,907	6,807,291

Hotels, Restaurants & Leisure (1.52%)
Planet Fitness, Inc., Class A(a)	22,835	1,718,334
Wingstop, Inc.	5,648	890,294
Yum! Brands, Inc.	37,713	4,338,126
		6,946,754
Internet & Direct Marketing Retail (2.11%)
Amazon.com, Inc.(a)	1,912	6,577,586
Etsy, Inc.(a)	15,000	3,087,600
		9,665,186
Leisure Products (0.36%)
Latham Group, Inc.(a)	52,225	1,669,111

Multiline Retail (1.25%)
Ollie's Bargain Outlet Holdings, Inc.(a)	68,155	5,733,880

Specialty Retail (3.24%)
Asbury Automotive Group, Inc.(a)	16,000	2,741,920
Burlington Stores, Inc.(a)	9,500	3,058,905
Floor & Decor Holdings, Inc., Class A(a)	27,500	2,906,750
MYT Netherlands Parent BV(a)(b)(c)	82,484	2,509,988
Williams-Sonoma, Inc.	22,500	3,592,125
		14,809,688
Textiles, Apparel & Luxury Goods (0.99%)
Canada Goose Holdings, Inc.(a)(c)	17,661	772,492

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	24,443	$3,776,199
		4,548,691
CONSUMER STAPLES (0.91%)
Food Products (0.44%)
McCormick & Co., Inc.	23,000	2,031,360

Household Products (0.47%)
Church & Dwight Co., Inc.	25,000	2,130,500

ENERGY (0.83%)
Energy Equipment & Services (0.83%)
Core Laboratories NV	97,485	3,797,041

FINANCIALS (8.07%)
Banks (2.01%)
First Republic Bank	18,000	3,369,060
Signature Bank	23,770	5,839,101
		9,208,161
Capital Markets (2.95%)
Hamilton Lane, Inc., Class A	34,963	3,185,829
MSCI, Inc.	7,272	3,876,558
Raymond James Financial, Inc.	26,000	3,377,400
StepStone Group, Inc., Class A	88,363	3,039,687
		13,479,474
Consumer Finance (2.46%)
American Express Co.	21,403	3,536,418
LendingTree, Inc.(a)	5,720	1,211,953
Upstart Holdings, Inc.(a)	52,201	6,519,905
		11,268,276
Insurance (0.29%)
Goosehead Insurance, Inc., Class A	10,557	1,343,906

Thrifts & Mortgage Finance (0.36%)
Axos Financial, Inc.(a)	35,465	1,645,221

HEALTH CARE (19.01%)
Biotechnology (4.47%)
ACADIA Pharmaceuticals, Inc.(a)	88,368	2,155,295
Horizon Pharma Plc(a)	37,500	3,511,500
Natera, Inc.(a)	63,578	7,218,010

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc.(a)	26,000	$2,530,320
Puma Biotechnology, Inc.(a)	91,771	842,458
Regeneron Pharmaceuticals, Inc.(a)	6,414	3,582,476
Ultragenyx Pharmaceutical, Inc.(a)	6,542	623,780
		20,463,839
Health Care Equipment & Supplies (6.80%)
Abbott Laboratories	28,797	3,338,436
Cooper Cos., Inc.	6,000	2,377,620
Danaher Corp.	14,146	3,796,221
Eargo, Inc.(a)	33,126	1,322,059
Glaukos Corp.(a)	21,468	1,821,130
Intuitive Surgical, Inc.(a)	2,844	2,615,456
Nevro Corp.(a)	38,132	6,321,904
ResMed, Inc.	13,000	3,204,760
Silk Road Medical, Inc.(a)	3,409	163,155
STERIS PLC	12,500	2,578,750
West Pharmaceutical Services, Inc.	10,000	3,591,000
		31,130,491
Health Care Providers & Services (3.48%)
Apria, Inc.(a)	82,761	2,317,308
PetIQ, Inc.(a)	42,765	1,650,729
Progyny, Inc.(a)	108,969	6,429,171
UnitedHealth Group, Inc.	13,812	5,530,877
		15,928,085
Health Care Technology (0.68%)
Inspire Medical Systems, Inc.(a)	5,607	1,083,609
Tabula Rasa HealthCare, Inc.(a)	40,674	2,033,700
		3,117,309
Life Sciences Tools & Services (3.48%)
Charles River Laboratories International, Inc.(a)	10,500	3,884,160
Illumina, Inc.(a)	5,948	2,814,653
Mettler-Toledo International, Inc.(a)	2,500	3,463,350
NeoGenomics, Inc.(a)	52,612	2,376,484
Thermo Fisher Scientific, Inc.	6,736	3,398,110
		15,936,757
Pharmaceuticals (0.10%)
Aerie Pharmaceuticals, Inc.(a)	27,410	438,834

INDUSTRIALS (9.55%)
Aerospace & Defense (1.25%)
Huntington Ingalls Industries, Inc.	12,300	2,592,225

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc.(a)	21,167	$603,048
Teledyne Technologies, Inc.(a)	6,000	2,512,980
		5,708,253
Building Products (0.64%)
Masco Corp.	50,000	2,945,500

Commercial Services & Supplies (2.76%)
Casella Waste Systems, Inc., Class A(a)	39,684	2,517,156
Cintas Corp.	9,000	3,438,000
Copart, Inc.(a)	25,000	3,295,750
Montrose Environmental Group, Inc.(a)	63,293	3,396,303
		12,647,209
Construction & Engineering (0.25%)
Ameresco, Inc., Class A(a)	17,913	1,123,503

Electrical Equipment (1.09%)
Generac Holdings, Inc.(a)	12,000	4,981,800

Machinery (0.58%)
IDEX Corp.	12,000	2,640,600

Professional Services (1.44%)
Booz Allen Hamilton Holding Corp.	33,000	2,810,940
IHS Markit, Ltd.	33,597	3,785,038
		6,595,978
Road & Rail (0.72%)
Union Pacific Corp.	15,095	3,319,843

Trading Companies & Distributors (0.82%)
SiteOne Landscape Supply, Inc.(a)	22,057	3,733,368

INFORMATION TECHNOLOGY (22.37%)
Communications Equipment (0.50%)
Ciena Corp.(a)	40,000	2,275,600

Electronic Equipment, Instruments & Components (1.79%)
Keysight Technologies, Inc.(a)	20,000	3,088,200
Novanta, Inc.(a)	2,608	351,454
Zebra Technologies Corp., Class A(a)	9,000	4,765,410
		8,205,064

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (4.32%)
Akamai Technologies, Inc.(a)	22,000	$2,565,200
FleetCor Technologies, Inc.(a)	14,737	3,773,556
Globant SA(a)	15,020	3,292,084
PayPal Holdings, Inc.(a)	15,255	4,446,527
Visa, Inc., Class A	24,293	5,680,189
		19,757,556
Semiconductors & Semiconductor Equipment (4.09%)
Brooks Automation, Inc.	30,000	2,858,400
Diodes, Inc.(a)	44,901	3,581,753
Entegris, Inc.	31,000	3,812,070
Impinj, Inc.(a)	34,499	1,779,803
Monolithic Power Systems, Inc.	9,000	3,361,050
Skyworks Solutions, Inc.	17,500	3,355,625
		18,748,701
Software (11.67%)
Altair Engineering, Inc., Class A(a)	3,049	210,290
Autodesk, Inc.(a)	14,107	4,117,833
BTRS Holdings, Inc.(a)	32,237	406,831
Cerence, Inc.(a)	43,302	4,620,756
Ebix, Inc.	10,244	347,272
Everbridge, Inc.(a)	14,877	2,024,462
Fortinet, Inc.(a)	17,500	4,168,325
Intuit, Inc.	8,509	4,170,857
LivePerson, Inc.(a)	13,808	873,218
Microsoft Corp.	20,340	5,510,106
Paycom Software, Inc.(a)	7,000	2,544,290
Paylocity Holding Corp.(a)	31,160	5,945,328
Qualys, Inc.(a)	20,000	2,013,800
Rapid7, Inc.(a)	8,888	841,071
RingCentral, Inc., Class A(a)	11,598	3,370,147
salesforce.com, Inc.(a)	19,961	4,875,873
SEMrush Holdings, Inc., Class A(a)(c)	22,180	510,584
SPS Commerce, Inc.(a)	7,978	796,603
Vertex, Inc., Class A(a)	68,120	1,494,553
Workday, Inc., Class A(a)	19,209	4,585,957
		53,428,156
MATERIALS (1.29%)
Chemicals (0.50%)
Linde PLC	7,886	2,279,843

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Containers & Packaging (0.79%)
Ball Corp.	45,001	$3,645,981

REAL ESTATE (2.86%)
Equity Real Estate Investment Trusts (REITs) (1.23%)
Equinix, Inc.	4,146	3,327,580
Sun Communities, Inc.	13,500	2,313,900
		5,641,480
Real Estate Management & Development (1.63%)
FirstService Corp.	43,516	7,452,550

TOTAL COMMON STOCKS
(COST OF $201,528,781)		366,634,535

SHORT TERM INVESTMENTS (1.30%)
MONEY MARKET FUND (0.73%)
State Street Institutional US Government Money Market Fund, 0.03%(d)
(COST OF $3,320,324)	3,320,324	3,320,324

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.57%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%
(COST OF $2,595,444)	2,595,444	2,595,444

TOTAL SHORT TERM INVESTMENTS
(COST OF $5,915,768)		5,915,768

TOTAL INVESTMENTS (81.39%)
(COST OF $207,444,549)		372,550,303

OTHER ASSETS IN EXCESS OF LIABILITIES (18.61%)(e)		85,193,232

NET ASSETS (100.00%)		$457,743,535

NET ASSET VALUE PER SHARE
(53,627,914 SHARES OUTSTANDING)		$8.54

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	17

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2021 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,542,676.
(d)	Rate reflects seven-day effective yield on June 30, 2021.
(e)	Includes receivable for proceeds from rights offering, net of offering cost (See Note 7).

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

ASSETS:
Investments at value (Cost $207,444,549)(a)	$372,550,303
Receivable for proceeds from rights offering, net of offering cost	87,274,930
Receivable for investment securities sold	635,042
Dividends and interest receivable	227,061
Tax reclaim receivable	19,355
Prepaid and other assets	82,222
TOTAL ASSETS	460,788,913

LIABILITIES:
Payable for investments purchased	73,337
Investment advisory fee payable	233,881
Payable for administration, pricing and bookkeeping fees	65,613
Payable for collateral upon return of securities loaned	2,595,444
Accrued expenses	77,103
TOTAL LIABILITIES	3,045,378
NET ASSETS	$457,743,535

NET ASSETS REPRESENTED BY:
Paid-in capital	$267,573,416
Total distributable earnings	190,170,119
NET ASSETS	$457,743,535

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	53,627,914
NET ASSET VALUE PER SHARE	$8.54

(a)	Includes securities on loan of $2,542,676.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	19

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $2,773)	$697,246
Securities lending income	267,348
TOTAL INVESTMENT INCOME	964,594

EXPENSES:
Investment advisory fee	1,370,651
Administration fee	342,665
Pricing and bookkeeping fees	49,920
Audit fee	15,020
Custodian fee	23,733
Directors' fees and expenses	74,236
Insurance expense	5,370
Legal fees	21,511
NYSE fee	17,972
Shareholder communication expenses	16,378
Transfer agent fees	32,715
Miscellaneous expenses	15,372
TOTAL EXPENSES	1,985,543
NET INVESTMENT LOSS	(1,020,949)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	21,514,864
Net change in unrealized appreciation on investments	20,893,622
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	42,408,486
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,387,537

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
FROM OPERATIONS:
Net investment loss	$(1,020,949)	$(1,853,706)
Net realized gain on investments	21,514,864	44,464,729
Net change in unrealized appreciation on investments	20,893,622	64,059,457
Net Increase in Net Assets From Operations	41,387,537	106,670,480

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(14,029,338)	(25,798,075)
Total Distributions	(14,029,338)	(25,798,075)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	87,274,930	13,230,787
Dividend reinvestments	4,969,489	8,712,285
Net increase resulting from Capital Share Transactions	92,244,419	21,943,072
Total Increase in Net Assets	119,602,618	102,815,477

NET ASSETS:
Beginning of period	338,140,917	235,325,440
End of period	$457,743,535	$338,140,917

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2021	21

Liberty All-Star® Growth Fund

Financial Highlights

	For the Six Months Ended June 30, 2021 (Unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$7.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.99
Total from Investment Operations	0.97

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.33)
Net realized gain on investments	–
Total Distributions	(0.33)
Change due to rights offering(b)	(0.08)
Net asset value at end of period	$8.54
Market price at end of period	$8.89

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value	12.4	%(d)
Based on market price	12.7	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$458
Ratio of expenses to average net assets	1.14	%(e)
Ratio of net investment loss to average net assets	(0.59	%)(e)
Portfolio turnover rate	16	%(d)

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2020	2019	2018	2017	2016

$6.19	$4.94	$5.67	$4.80	$4.99

(0.05)	(0.03)	(0.03)	(0.02)	(0.02)
2.51	1.74	(0.01)	1.31	0.19
2.46	1.71	(0.04)	1.29	0.17

–	–	–	–	–
(0.63)	(0.46)	(0.46)	(0.42)	(0.36)
(0.63)	(0.46)	(0.46)	(0.42)	(0.36)
(0.04)	–	(0.23)	–	–
$7.98	$6.19	$4.94	$5.67	$4.80
$8.20	$6.50	$4.39	$5.54	$4.18

42.4%	35.8%	(1.0%)	28.6%	4.8%
39.4%	60.5%	(9.9%)	44.3%	(0.6%)

$338	$235	$183	$154	$126
1.20%	1.22%	1.25%	1.26%	1.35%
(0.69%)	(0.57%)	(0.47%)	(0.46%)	(0.34%)
55%	34%	49%	40%	100%

Semi-Annual Report (Unaudited) | June 30, 2021	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board

Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2021, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2021	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2021:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,542,676	$2,595,444	$–	$2,595,444

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2021:

		Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$2,595,444	$–	$–	$–	$2,595,444
Total Borrowings					$2,595,444
Gross amount of recognized liabilities for securities lending (collateral received)					$2,595,444

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$366,634,535	$–	$–	$366,634,535
Short Term Investments	5,915,768	–	–	5,915,768
Total	$372,550,303	$–	$–	$372,550,303

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Semi-Annual Report (Unaudited) | June 30, 2021	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2021.

The tax character of distributions paid during the year ended December 31, 2020 were as follows:

Distributions Paid From:	December 31, 2020
Ordinary Income	$8,209,844
Long-term capital gains	17,588,231
Total	$25,798,075

As of June 30, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$209,409,865	$167,086,690	$(3,946,252)	$163,140,438

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report (Unaudited) | June 30, 2021	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2021 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2021 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six-month period ended June 30, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $56,545,806 and $66,161,149, respectively.

NOTE 7. CAPITAL TRANSACTIONS

On March 19, 2021, the Board of Directors of the Fund authorized and set the terms of an offering to the Fund’s shareholder of rights to purchase additional shares of the Fund. Record date shareholders at the close of business on May 24, 2021 were issued non-transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The rights offering commenced on May 28, 2021 and expired on June 28, 2021 (the “Expiration Date”). Shareholders exercised rights to purchase 10,660,771 shares at a subscription price of $8.21 per share for proceeds, net of expenses of $250,000, of $87,274,930. If the shares would have been issued at the NAV the proceeds would have been $92,818,531, net of expenses. The subscription price represents 95 percent of the average of the closing NYSE market price per share of common stock on the Expiration Date and the four preceding trading days.

In a rights offering, which expired on March 27, 2020, shareholders exercised rights to purchase 3,094,412 shares at a subscription price of $4.34 per share for proceeds, net of expenses of $198,961, of $13,230,787. If the shares would have been issued at the NAV the proceeds would have been $14,530,440, net of expenses.

During the six months ended June 30, 2021 and year ended December 31, 2020, distributions in the amounts of $4,969,489 and $8,712,285, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 592,078 and 1,262,794 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Semi-Annual Report (Unaudited) | June 30, 2021	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2021 (Unaudited)

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price-ratios and lower growth values.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap® companies with higher book-to-price-ratios and lower growth values.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher book-to-price-ratios and lower growth values.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

Semi-Annual Report (Unaudited) | June 30, 2021	33

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

ALL-STAR® GROWTH FUND

ASG
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President and Treasurer**
Jill Kerschen, Treasurer***
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

* Member of the Audit Committee
** Treasurer effective August 20, 2021
*** Through August 19, 2021

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not Applicable to semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2021, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 3, 2021

By:	/s/ Mark Haley
Mark Haley
Treasurer (Principal Financial Officer)

Date:	September 3, 2021